Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
(2) Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned direct and indirect subsidiaries. All intercompany accounts and transactions have been eliminated. The ownership interests of noncontrolling investors in the Company’s subsidiaries are recorded as noncontrolling interests. CVR Energy has not recognized any other comprehensive income for the periods ended December 31, 2018, 2017 and 2016.

CVR Refining and CVR Partners are considered variable interest entities (“VIE”). As the 100% owner of the general partner for both CVR Refining and CVR Partners, the Company has the sole ability to direct the activities that most significantly impact the economic performance of both partnerships and is considered to be the primary beneficiary. In January 2019, following the CVRR Unit Purchase, CVR Refining is no longer considered to be a VIE, and will be accounted for as a wholly-owned subsidiary.

Investments in entities over which the Company has significant influence, but not control, are accounted for using the equity method of accounting. Income from equity method investments represents CVR Energy’s proportionate share of net income generated by the equity method investees and is recorded in other income, net on the Company’s Consolidated Statements of Operations.

Use of Estimates

These consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are reviewed on an ongoing basis, based on currently available information. Changes in facts and circumstances may result in revised estimates and actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and investments in highly liquid money market accounts and debt instruments with original maturities of three months or less.

Accounts Receivable, net

Accounts receivable primarily consist of customer accounts receivable recorded at the invoiced amounts and generally do not bear interest. Also included within accounts receivable of the Nitrogen Fertilizer Segment are unbilled fixed price contracts recognized with the adoption of ASC 606 (defined below) as discussed further within the “Recent Accounting Pronouncements - Adoption of Revenue Recognition Standard” section to this note below.

Allowances for doubtful accounts are generally recorded when it becomes probable the receivable will not be collected and is booked to bad debt expense. The largest concentration of credit for any one customer at December 31, 2018 and 2017 was approximately 12% and 11%, respectively, of the net accounts receivable balance.

Inventories

Inventories consist primarily of domestic and foreign crude oil, blending stock and components, work-in-progress, fertilizer products, and refined fuels and by-products. All inventories are valued at the lower of the first-in, first-out (“FIFO”) cost, or net realizable value. Refinery unfinished and finished products inventory values were determined using the ability-to-bear methodology. Other inventories, including other raw materials, spare parts, and supplies, are valued at the lower of moving-average cost, which approximates FIFO, or net realizable value. The cost of inventories includes inbound freight costs. At December 31, 2018 and 2017, inventories on the Consolidated Balance Sheets related to the Nitrogen Fertilizer segment included depreciation of approximately $6 million and $4 million, respectively.

Inventories consisted of the following:

	December 31,
(in millions)	2018	2017
Finished goods	$186	$172
Raw materials	105	98
In-process inventories	12	22
Parts and supplies	77	77
Total Inventories	$380	$369

Certain reclassifications have been made on the Consolidated Balance Sheets to reclassify precious metals from inventory to the property, plant and equipment financial statement line item in the amount of $15 million for the year ended December 31, 2018. The prior year balance of $16 million has been reclassified to conform with the current year presentation.
Property, Plant and Equipment
Additions to property, plant and equipment, including capitalized interest and certain costs allocable to construction and property purchases, are recorded at cost. Expenditures for improvements that increase economic benefit or returns and/or extend useful life are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the various classes of depreciable assets. The lives used in computing depreciation for significant asset classes are as follows:

Asset	Range of Useful Lives, in Years
Land improvements	15 to 30
Buildings	20 to 30
Machinery and equipment	5 to 30
Other	5 to 30

Property, plant and equipment consisted of the following:

	December 31,
(in millions)	2018	2017
Land and improvements	$43	$47
Buildings	82	83
Machinery and equipment	3,739	3,719
Other	203	155
	4,067	4,004
Less: Accumulated depreciation	1,637	1,431
Total Property, plant and equipment, net	$2,430	$2,573

Leasehold improvements and assets held under capital leases are depreciated or amortized on the straight-line method over the shorter of the contractual lease term or the estimated useful life of the asset. Expenditures for routine maintenance and repair costs are expensed when incurred. Such expenses are reported in direct operating expenses in the Company’s Consolidated Statements of Operations.

During the period, the Petroleum Segment began actively marketing certain assets with a carrying value of $33 million at December 31, 2018. The carrying value of these assets held for sale were included in Other Long-term Assets on the Company’s Condensed Consolidated Balance Sheets. No loss has been recognized upon designation of these assets as held for sale.

Deferred Financing Costs

Lender and other third-party costs associated with debt issuances are deferred and amortized to interest expense and other financing costs using the effective-interest method over the life of the debt. Deferred financing costs related to line-of-credit arrangements are amortized using the straight-line method through the termination date of the facility. The deferred financing costs are included net within long-term debt and in other long-term assets for the line-of-credit arrangements where no debt balance exists.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future net cash flows, an impairment charge is recognized for the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell.

Goodwill represents the excess of the cost of an acquired entity over the fair value of the assets acquired less liabilities assumed. Intangible assets are assets that lack physical substance (excluding financial assets). Goodwill acquired in a business combination and intangible assets with indefinite useful lives are not amortized, and intangible assets with finite useful lives are amortized. Goodwill and intangible assets not subject to amortization are tested for impairment annually or more frequently if events or changes in circumstances indicate the asset might be impaired. November 1 of each year is used as the annual valuation date for its goodwill impairment test.

The Company performed its annual impairment review of goodwill for 2018, 2017 and 2016 and concluded there were no impairments. For the period ended December 31, 2017, the fair value of the Coffeyville, Kansas nitrogen fertilizer business (the “Coffeyville Fertilizer Facility”) reporting unit exceeded its carrying value by approximately 12% based upon the results of the Partnership’s goodwill impairment test. For the period ended December 31, 2018, due to improved market conditions and financial forecasts, the amount by which fair value exceeds the carrying value for the Coffeyville Fertilizer Facility reporting unit is significant.

Loss Contingencies

In the ordinary course of business, the Company may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but the Company accrues liabilities for these matters if the Company has determined that it is probable a loss has been incurred and the loss can be reasonably estimated.
Environmental, Health & Safety (“EHS”) Matters

The Petroleum and Nitrogen Fertilizer Segments are subject to various federal, state and local EHS rules and regulations. Liabilities related to EHS matters are recognized when the related costs are probable and can be reasonably estimated. Estimates of these costs are based upon currently available facts, internal and third party assessments of contamination, available remediation technology, site-specific costs, and currently enacted laws and regulations. In reporting environmental liabilities, no offset is made for potential recoveries. Loss contingency accruals, including those for environmental remediation, are subject to revision as further information develops or circumstances change and such accruals can take into account the legal liability of other parties. Environmental expenditures are capitalized at the time of the expenditure when such costs provide future economic benefits.

Revenue Recognition

The Company recognizes revenue based on consideration specified in contracts or agreements with customers when performance obligations are satisfied by transferring control over products or services to a customer. The adoption of ASC 606, described below, did not materially change the Company’s revenue recognition patterns, which are described below by reportable segment:

•
Petroleum Segment - The vast majority of Petroleum Segment contracts contain pricing that is based on the market price for the product at the time of delivery. Obligations to deliver product volumes are typically satisfied and revenue is recognized when control of the product transfers to customers. Concurrent with the transfer of control, the right to payment for the delivered product is received, the customer accepts the product and the customer has significant risks and rewards of ownership of the product. Payment terms require customers to pay shortly after delivery and do not contain significant financing components. Any pass-through finished goods delivery costs reimbursed by customers are reported in net sales, while an offsetting expense is included in cost of materials and other. Non-monetary product exchanges and certain buy/sell transactions which are entered into in the normal course of business are included on a net cost basis in operating expenses on the Consolidated Statements of Operations.

•
Nitrogen Fertilizer Segment - Revenue is recognized when our customers receive control of the product. The adoption of ASC 606 resulted in the recognition of deferred revenue which represents customer prepayments under contracts that guarantee a price and supply of nitrogen fertilizer product in quantities expected to be delivered in the normal course of business.

Other considerations - For both segments, excise and other taxes collected from customers and remitted to governmental authorities are excluded from reported revenues.

Cost Classifications

Cost of materials and other (exclusive of depreciation and amortization) includes cost of crude oil, other feedstocks, blendstocks, purchased refined products, pet coke expenses, renewable identification numbers (“RINs”) expenses, derivative gain or losses and freight and distribution costs. Direct operating expenses (exclusive of depreciation and amortization) consist primarily of energy and other utility costs, direct costs of labor, including applicable share-based compensation expense, property taxes, plant-related maintenance services, including turnaround, and environmental and safety compliance costs as well as catalyst and chemical costs. Selling, general and administrative expenses consist primarily of labor and other direct expenses associated with the Company’s corporate activities, including accounting, finance, information technology, human resources, legal and other related administrative functions. For the Company’s Nitrogen Fertilizer Segment, each of these financial statement line items are also impacted by changes in inventory balances.

Certain reclassifications have been made within the Consolidated Statements of Operations to include gain (loss) on derivatives within the Cost of Materials and Other financial statement line item. Prior year balances have been reclassified to conform with the current years presentation. The reclassifications from gain (loss) on derivatives to cost of materials and other totaled $146 million, $(70) million, and $(20) million for the years ended December 31, 2018, 2017, and 2016, respectively.

Derivatives and Fair Value of Financial Instruments

The Petroleum Segment uses futures contracts, options, and forward contracts primarily to reduce exposure to changes in crude oil and finished goods product prices to provide economic hedges of inventory positions. These derivative instruments do not qualify as hedges for hedge accounting purposes under ASC Topic 815, Derivatives and Hedging, and accordingly are recorded at fair value at the end of each reporting period based on quoted market prices. The Nitrogen Fertilizer Segment may enter into forward contracts with fixed delivery prices to purchase portions of its natural gas requirements. These natural gas contracts are not treated as derivative under normal purchase and normal sale exclusions. Accordingly, the fair value of these contracts are not recorded at the end of each reporting period. Refer to Note 8 (“Derivative Financial Instruments”) for further discussion of the Company’s derivative activity.

Other financial instruments consisting of cash and cash equivalents, accounts receivable, and accounts payable are carried at cost, which approximates fair value, as a result of the short-term nature of the instruments. Refer to Note 8 (“Derivative Financial Instruments”) for further fair value disclosures.

Share-Based Compensation

The Company accounts for share-based compensation in accordance with ASC Topic 718, Compensation — Stock Compensation (“ASC 718”). Currently, all of the Company’s share-based compensation awards, including those issued by CVR Refining and CVR Partners, are liability-classified and are measured at fair value at the end of each reporting period based on the applicable closing unit price. Compensation expense will fluctuate based on changes in the applicable share or unit prices and expense reversals resulting from employee terminations prior to award vesting. Additionally, the Company has issued certain performance unit awards. The fair value of these performance unit awards is recognized as compensation expense only if the attainment of the performance conditions is considered probable. Uncertainties involved in this estimate include continued employment requirements and whether or not the performance conditions will be attained. The performance objectives are set in accordance with approved levels of the business plan for the fiscal year during the performance cycle and therefore are considered reasonably possible of being achieved. If this assumption proves not to be true and the awards do not vest, compensation expense recognized during the performance cycle will be reversed.

Income Taxes

Income taxes are accounted for utilizing the asset and liability approach. Under this method, deferred tax assets and liabilities are recognized for the anticipated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred amounts are measured using enacted tax rates expected to apply to taxable income in the year those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings Per Share

There were no dilutive awards outstanding during the years ended December 31, 2018, 2017, and 2016.

Recent Accounting Pronouncements - Adoption of New Accounting Standard

On January 1, 2018, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) using the modified retrospective method applied to contracts which were not completed as of January 1, 2018. The standard was applied prospectively and the comparative information for 2017 has not been restated and continues to be reported under the accounting standards in effect for the prior period. The Company did not identify any material differences in its existing revenue recognition methods that require modification under the new standard and, as such, a cumulative effect adjustment of applying the standard using the modified retrospective method was not recorded.

The adoption of ASC 606 resulted in changes to how the Nitrogen Fertilizer Segment accounts for prepaid contracts. Prior to the adoption of ASC 606, deferred revenue was recorded upon customer prepayment, however, under the new revenue standard, deferred revenue and an associated receivable is recorded at the point in time in which a prepaid contract is legally enforceable and the associated right to consideration is unconditional. Due to this change, the adoption of ASC 606 resulted in a $21 million increase to deferred revenue and accounts receivable as of January 1, 2018. After the effect of adoption of the new revenue standard, deferred revenue and accounts receivable of CVR Partners were $34 million and $31 million, respectively, as of January 1, 2018.

In addition to the change noted above, the adoption of ASC 606 also resulted in a change in accounting for fees collected from certain customers by the Petroleum Segment that were previously recorded as a reduction to cost of materials and other. The particular fee, the Oil Spill Liability Tax, relates to taxes imposed on refineries as part of the crude oil procurement process, is charged to certain of CVR Refining’s customers on product sales and is required under the new standard to be included in the transaction price. The impact of the change in presentation was an increase of $2 million to net sales and cost of materials and other for the period ended December 31, 2018.

The following table displays the effect of the changes to the Consolidated Balance Sheet as of December 31, 2018 for the adoption of ASC 606. The Company’s Consolidated Statement of Cash Flows was not impacted due to the adoption of ASC 606 for the period ended December 31, 2018.

(in millions)	December 31, 2018
	As Reported	Balances without adoption of ASC 606	Effect of change
Assets
Accounts Receivable	$169	$124	$45
Liabilities
Deferred Revenue (1)	$69	$24	$45
_____________________________

(1)	Deferred Revenues are recorded within the Other Current Liabilities financial statement line item.

Recent Accounting Pronouncements - New Accounting Standards Issued But Not Yet Implemented

In February 2016, the FASB issued ASU No. 2016-02, “Leases” (“ASU 2016-02”), creating a new topic, FASB ASC Topic 842, “Leases” (“Topic 842”), which supersedes lease requirements in FASB ASC Topic 840, “Leases”. The new standard revises accounting for operating leases by a lessee, among other changes, and requires a lessee to recognize a liability related to future lease payments and an asset representing its right to use of the underlying asset for the lease term on the balance sheet. Quantitative and qualitative disclosures, including disclosures regarding significant judgments made by management, will be required.

Topic 842 was adopted by the FASB as of January 1, 2019 electing the option to apply the transition provisions at the adoption date instead of the earliest comparative period presented in the financial statements. In connection with the adoption of ASC 842, the following elections were made in the application of Topic 842:

•	Under the short-term lease exception provided for in the standard, ROU assets and related lease liabilities for leases with a term greater than one year were and will be recognized;

•	The accounting treatment for existing land easements was carried forward;

•	Lease and non-lease components were and will not be bifurcated for all of the Company’s asset groups; and

•	The portfolio approach was and will be used in the selection of the discount rate used to calculate minimum lease payments and the related ROU asset and operating lease liability amounts.

Adoption of Topic 842 resulted in the recording of additional ROU assets and lease liabilities of approximately $53 million, in addition to the recognition of a finance lease asset and obligation of approximately $26 million, as of January 1, 2019. The standard will not materially affect the Company’s consolidated net earnings or cash flows.

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40). This ASU addresses customer’s accounting for implementation costs incurred in a cloud computing arrangement that is a service contract and also adds certain disclosure requirements related to implementation costs incurred for internal-use software and cloud computing arrangements. The amendment aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). This standard is effective for the Company beginning January 1, 2020, with early adoption permitted. The amendments in this standard can be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The Company is evaluating the effect of adopting this new accounting guidance on its consolidated financial statements, but does not expect adoption will have a material impact on the Company’s consolidated financial position or results of operations.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The ASU eliminates such disclosures as the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy. Certain disclosures are required to be applied on a retrospective basis and others on a prospective basis. This standard is effective for the Company beginning January 1, 2020, with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance, but does not expect adoption will have a material impact on the Company's disclosures.